SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-12


                    CORNERSTONE MINISTRIES INVESTMENTS, INC.
                    ----------------------------------------
                (Name of Registrant as Specified in Its Charter)

    _______________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number,
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


                    CORNERSTONE MINISTRIES INVESTMENTS, INC.
                         2450 Atlanta Highway, Suite 904
                             Cumming, Georgia 30040

                   -------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD SATURDAY, JUNE 3, 2006
                   -------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Cornerstone Ministries Investments, Inc., a Georgia corporation (the "Company"), will be held on Saturday, June 3, 2006 at 8:30 a.m., local time, at the Cooper Guest Lodge Hotel and Conference Center, 12230 Preston Road, Dallas, Texas 75230 for the following purposes:

     1)   Elect Class I  Directors.  To elect  three Class I directors  to serve
          three-year   terms  until  the  Company's   2009  Annual   Meeting  of
          Shareholders.

     2) Elect Class II Directors. To elect one Class II director to serve a one-year term until the Company's 2007 Annual Meeting of Shareholders.

     3)   Elect Class III  Directors.  To elect two Class III directors to serve
          two-year   terms  until  the   Company's   2008   Annual   Meeting  of
          Shareholders.

     4) Other Business. To transact such other or further business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on May 1, 2006 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. A list of such shareholders will be available for inspection by shareholders at the Annual Meeting.

     Detailed information relating to the above matters is set forth in the accompanying Proxy Statement dated May 1, 2006. Whether or not you expect to attend the Annual Meeting in person, please mark, sign, date and return the enclosed proxy form in the accompanying postage-prepaid envelope as promptly as possible. If you do attend the Annual Meeting in person, you may, of course, withdraw your proxy should you wish to vote in person. Additionally, you may revoke the proxy by filing a subsequent proxy with the Company's Secretary prior to or at the time of the Annual Meeting.

                                           By Order of the Board of Directors,


                                           CECIL A. BROOKS
                                           President and CEO
Cumming, Georgia
May 1, 2006

                    CORNERSTONE MINISTRIES INVESTMENTS, INC.
                         2450 Atlanta Highway, Suite 904
                             Cumming, Georgia 30040

                     --------------------------------------

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 3, 2006

                     --------------------------------------


                               General Information

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Cornerstone Ministries Investments, Inc., a Georgia corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held at 8:30 a.m., local time, on Saturday, June 3, 2006, at the Cooper Guest Lodge Hotel and Conference Center, 12230 Preston Road, Dallas, Texas 75230 and at any and all adjournments or postponements thereof.

     This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about May 1, 2006. A copy of the Company's Annual Report on Form 10-KSB preceded this Proxy Statement.

     A proxy delivered pursuant to this solicitation is revocable at the option of the person giving the proxy at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later dated proxy card, by delivering written notice of the revocation of the proxy to the Company prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the shareholder's directions if the proxy is duly executed and returned prior to the Annual Meeting. If the enclosed proxy is duly executed and returned prior to the Annual Meeting but no directions are specified, the shares will be voted "FOR" the election of the director nominees recommended by the Board of Directors and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting. Any written notice revoking a proxy should be sent to:
Cornerstone Ministries Investments, Inc., 2450 Atlanta Highway, Suite 904, Cumming, Georgia 30040, Attention: Corporate Secretary.

     The expense of preparing, printing and mailing this Proxy Statement and soliciting the proxies sought hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, who will not receive additional compensation therefor, in person, or by telephone, facsimile transmission or other electronic means. The Company also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of the Company's common stock, no par value (the "Common Stock"), as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

     The Board of Directors of the Company has fixed the close of business on May 1, 2006, as the record date ("Record Date") for determination of the Company's shareholders entitled to notice of and to vote at the Annual Meeting. At the close of business on such date, there were 886,607 shares of Common Stock outstanding and held by approximately 443 shareholders of record. Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of Common Stock held of record at the close of business on the Record Date.

                     Outstanding Common Stock of the Company
                          And Principal Holders Thereof

     We are not aware of any person who beneficially owns more than 5% of our outstanding Common Stock. The table below sets forth certain information regarding the Company's Common Stock owned, as of May 1, 2006, by:

     o    each director of the Company;

     o    each nominee for director;

     o    each executive officer of the Company; and

     o    all the Company directors, nominees and executive officers as a group.

     Except as otherwise indicated, the persons named in the tables below have sole voting and investment powers with respect to all shares shown as beneficially owned by them. The information shown below is based upon information furnished by the named persons and based upon "beneficial ownership" concepts set forth in rules issued under the Securities Exchange Act of 1934. Under these rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of the security, or "investment power," which includes the power to dispose or to direct the disposition of the security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. More than one person may be deemed to be a beneficial owner of the same securities.

  Name and address of                   Number of Shares         Percentage of Total Common
   Beneficial Owner                    Beneficially Owned         Stock Beneficially Owned
   ----------------                    ------------------         ------------------------

Cecil A. Brooks                             2,722
10206 Big Canoe                                                           *
Jasper, GA 30143

John T. Ottinger                            6,918
6020 Providence Lane                                                      *
Cumming, GA 30040


                                       3


Ted Fox
10575 Big Canoe                             6,083                         *
Jasper, GA 30143

Irving B. Wicker                            6,803
132 Eswick Drive                                                          *
Prattville, AL 36067

Henry Darden                                6,000
614 Beverly Dr                                                            *
Brandon, FL 33510

Jack Wehmiller                                  0                         *
7034 George Barn Road
Murrayville, GA  30564

Barbara I. Byrd                                 0                         *
125 Ocee View Court
Alpharetta, GA 30022

Glen R. Trematore                               0                         *
1417 Rust Drive
Virginia Beach, VA  23455

John M. Nix                                     0                         *
3160 Golf Club Drive, N.W.
Gainesville, GA  30501

Jayme Sickert                                 723                         *
950 Landover Crossing
Suwanee, GA 30024

All directors and executive officers       29,249
as a group (10 Persons)                                                    3.3%

* less than one percent.

             Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of any class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Such persons are required to furnish the Company with copies of all Section 16(a) reports that they file with the SEC. Based solely on its review of copies of such reports received by it and written representations that no other reports were required, the Company believes that all other filing requirements were complied with during 2005.

                                 Proposal No. 1
                   Election of Class I, II, and III Directors

     At the Annual Meeting three Class I directors will be elected each to serve for a three-year term of office; one Class II director will be elected to serve for a one-year term of office; and two Class III directors will be elected each to serve for a two-year term of office.

     The Company's Articles of Incorporation divides the Board of Directors of the Company into three classes, Class I, Class II and Class III, each of which is as nearly equal in number as possible. The directors in each class will hold office for staggered terms of three years each, after the initial terms of one year, two years and three years, respectively. The term of Class I directors expires at the 2006 Annual Meeting. The Board of Directors has set the number of the Class I directors at three, Class II directors at three, and Class III directors at four. The Board of Directors has nominated the following persons for Class I membership on the Board, and unanimously recommends a vote "FOR" the election of these persons: Ted Fox, Henry Darden and Barbara I. Byrd. The Board of Directors has nominated the following person for Class II membership on the Board, and unanimously recommends a vote "FOR" the election of this person: John
M. Nix. The Board of Directors has nominated the following persons for Class III membership on the Board, and unanimously recommends a vote "FOR" the election of these persons: Jayme Sickert and Glen R. Trematore.

     All shares of Common Stock represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted for the election of the three Class I nominees, the one Class II nominee, and the two Class III nominees listed above. In the event that any nominee is unable to serve, the persons designated as proxies will cast votes for such other persons as they may select. Directors are elected by a plurality of the votes cast by the shares entitled to vote at the Annual Meeting at which a quorum is present.

     The Board of Directors unanimously recommends a vote "FOR" the election of the six nominees listed above.

Board of Directors

     The table and text below set forth certain information about each current director and each nominee for Class I, Class II, and Class III director of the Company, including such individual's age, position with the Company, and principal employment for the past five years. The Board believes that the following directors and nominees are independent under NASD's Rule 4200 Ted Fox, Henry Darden, Irving B. Wicker, Glen R. Trematore and John M. Nix.

Name                         Age               Responsibility
----                         ---               --------------

Cecil A Brooks                74               Director, Chairman of the
                                               Board, President, CEO

John T. Ottinger              51               Director, Vice President, COO,
                                               Secretary and Treasurer

Ted Fox                       75               Director

Henry Darden                  72               Director, Member of the
                                               Loan and Audit Committees

Jack Wehmiller                59               Director

Irving B. Wicker              79               Director, Member of the
                                               Audit Committee

Barbara I. Byrd               53               Nominee

Glen R. Trematore             50               Nominee

John M. Nix                   57               Nominee

Jayme Sickert                 58               Nominee

     Cecil A. Brooks has served in these capacities since the Company was founded. He graduated from Mercer University in 1952. After a varied career in sales and management, including real estate sales and development, he graduated from Reformed Seminary in 1975. He served as pastor of Trinity Presbyterian Church in Miami, Florida and on the staff of Mission to North America of the Presbyterian Church of America from 1983 to 1994. He formed the Investors Fund for Building and Development (the predecessor to Presbyterian Investors Fund, Inc.) in 1985 and served as President from its inception to its merger with the Company. Mr. Brooks has served on the boards of a number of non-profit organizations concerned with foreign missions and housing for the elderly. Mr. Brooks has over 17 years experience in all areas of the church mortgage lending and development business. Mr. Brooks has also worked closely with church bond underwriters and broker-dealers in the church lending market. He has been a director since 1985.

     John T. Ottinger, Jr. has served as Vice President and Secretary/Treasurer since the Company was founded. Mr. Ottinger is also the Company's Chief Financial Officer and became the Company's Chief Operating Officer in 2000. He graduated from the University of Delaware in 1976 and spent eight years in the lodging industry. Mr. Ottinger has served as pastor of an established church as well as organizing pastor in North Carolina. He joined the Presbyterian
Investors Fund, Inc. staff in 1985. Mr. Ottinger has 17 years of extensive experience in church lending. He has been a director since 1996.

     Ted Fox has been a director since 1996, except for a period in 2003 in which he served as director of our former subsidiary, Wellstone Communities, Inc. Since 1999 he has been an independent director. Mr. Fox had a 24-year career with Law Engineering Company, retiring as Assistant Vice-President. From 1993 to 1998, Mr. Fox was employed part-time with Cole, Henderson and Drake, Inc., an advertising agency in their finance department, maintaining their financial records. Mr. Fox is a past Chairman of the Board of the National Association of Credit Managers. He received a Bachelor of Business Administration degree in Management from Georgia State University.

     Henry Darden has served as a director since 1992. He received a Bachelor of Science degree in forestry management from the University of Georgia in 1955 and an AA in real estate from the City College of Chicago in 1970. He is a

Distinguished Graduate of the Industrial College of the Armed Forces. Mr. Darden retired in 1982 as a Lieutenant Colonel with the United States Air Force. Since then, he has been a self-employed financial and tax consultant.

     Jack Wehmiller has served as a director since May 2004. In January 2004, he joined the staff of Cornerstone Capital Advisors, Inc. His responsibilities include broker-dealer relations along with senior and student housing development. Mr. Wehmiller has been employed in the securities industry since 1971, with 17 years in retail brokerage and the balance in sales and marketing for a major mutual fund and variable annuity distributors. From 1998 to 2000 he was regional vice president with ING Mutual Fund Management and ING Mutual Funds. During 2001 and early 2002, he was an independent consultant and, from April 2002 through 2003, he formed and worked for Wellstone Securities LLC. Mr. Wehmiller is an ordained deacon at the First Baptist Church of Gainesville, GA. He attended the University of South Florida and the Southwest School of Municipal Finance.

     Irving B. Wicker has served as a director since 1990. He graduated from the University of Maryland in 1959 and received a Masters Degree from George Washington University in 1963. He retired in 1969 as a Lieutenant Colonel in the United States Air Force. Mr. Wicker was self-employed as a real estate broker and financial planner from 1969 until he retired in 2000.

     Barbara I. Byrd has served as executive assistant to both the CEO and CFO of Cornerstone Ministries Investments, Inc. since February 2002. Before joining the staff of Cornerstone Capital Advisors, Inc., Ms. Byrd's prior experience includes thirteen years in administration, property management and accounting as well as fourteen years in commission-based sales. She attended DeKalb Junior College and West Georgia College. Ms. Byrd serves as an officer of Cornerstone
Ministries Investments, Inc. in the capacity of Assistant Secretary. In addition, she is the first woman to be nominated to the Board of Directors.

     Glen R. Trematore is currently a partner with Commonwealth Investing, LLC and has worked in the financial markets since 1987. Commonwealth Investing provides financing to the commercial, for sale and for rent real estate markets. Mr. Trematore is also a partner with Church Development Services, a consultant to churches in the design, development and construction of church properties. During the last 10 years, Church Development Services has consulted with more than 300 churches.

     John M. Nix, C.P.A. is a practicing Certified Public Accountant. He has been managing partner of Bates, Carter & Co., a Gainesville, Georgia public accounting firm, since 1994. John is a graduate of the University of Georgia with a Masters of Accountancy degree. He is a past president of the Georgia Society of CPAs and currently is a member of the governing council of the American Institute of CPAs. John has served on the board of several nonprofit organizations and has been a board member and consultant to numerous for profit businesses. He is a founding member of the Center for Strategic Performance Management and is certified in the discipline.

     Jayme Sickert has experience in the ministry, finance, insurance, and securities areas. Currently, he is the President of Cornerstone Insurance
Agency, a company started in January, 2005. He holds both securities and insurance licenses. His background includes serving as the Vice-President of Investor Services for Cornerstone Ministries in 2001 until his current position. Additionally, he operated a church bond financing company from 1996 through 2000. Rev. Sickert was ordained in 1974 as a minister by the Presbyterian
Church. He successfully served four churches before being called to serve the denomination at its headquarters in Atlanta as the Director of Church Relations. Rev. Sickert was honorably retired by his Presbytery in 2003. He is a 1969 graduate of Covenant College in Lookout Mountain, Tennessee, where he met his wife of 37+ years. He also received a Master of Divinity degree in 1974 from Covenant Theological Seminary in St. Louis, Missouri.

     There are no family relationships between any director or executive officer and any other director or executive officer of the Company.

Code of Ethics

     The Company has adopted a code of ethics that is applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics was attached as an exhibit to the Company's Form 10-KSB filed with the SEC on March 29, 2006.

Committees and Meetings of the Board of Directors

     The Company's Board of Directors held eight meetings during 2005. All directors attended at least 75% of the total number of meetings held by the Board of Directors and the committees on which such directors served during that period.

     The Company's Board of Directors has only two standing committees: the Loan and Investment Committee and the Audit Committee. The Company does not have a standing nominating committee or a standing compensation committee. Given its relatively small size, the Board of Directors believes that it can adequately perform the functions of a nominating committee and a compensation committee as a whole. Therefore, all directors participate in this process.

     The Loan and Investment committee consists of Messrs. Brooks, Ottinger and Darden. It reviews and may approve loans and investments of up to $500,000 on behalf of the Board in accordance with the loan and investment policies as adopted and amended by the Board from time to time. Any individual loans or investments in excess of $500,000 must be approved by the entire Board.

     The Audit Committee consists of Messrs. Darden and Wicker. Although it does not have a formal charter, the Audit Committee generally oversees and reviews the internal and independent audit function of the Company and reports the Committee's findings and recommendations to the Board. The Board has determined that all members of the Audit Committee are independent directors under the applicable NASD rule. The Board of Directors has also determined that none of the members of the Audit Committee satisfies all five criteria that are necessary for a person to qualify as an audit committee financial expert under SEC rules. However, the Board of Directors believes that each member of the Audit Committee is financially literate and, through their various business experiences, is well qualified to perform the functions that are required as a member of the Audit Committee. Therefore, the Board of Directors did not feel that it was necessary to seek a new member who would qualify as an audit committee financial expert, although it may do so in the future. The Audit Committee met one time in 2005.

Audit Committee Report

     The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

     The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ending December 31, 2005 with the Company's management.

     The Audit Committee has received the written disclosures and the letter from Berman Hopkins Wright and LaHam, CPAs, LLP required by Independence Standards board Standard No. 1.

     Based on the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-KSB for the fiscal year ending December 31, 2005.

                                                    The Audit Committee

                                                    /s/ Henry Darden
                                                    /s/ Irving B. Wicker

Consideration of Director Candidates

     In evaluating potential nominees, the Board of Directors believes that, at a minimum, a director candidate must possess personal and professional integrity, sound judgment and forthrightness. A director candidate must also have sufficient time and energy to devote to the Company's affairs and be free of conflicts of interest. The Board of Directors will also consider the extent of the candidate's business acumen and experience and such other factors as it deems appropriate in any given circumstance. Other than these general guidelines and adherence to the Company's bylaws, the Board of Directors does not have any formal procedures that it follows in connection with the nominations process. The Board of Directors believes that its existing practice gives it the flexibility that it needs to best serve the interests of the Company's shareholders. The nominees identified in this Proxy Statement were recommended by the Company's existing directors.

     The Board of Directors will consider nominees recommended by shareholders, although it has not actively solicited recommendations from shareholders nor has it established any formal procedures for this purpose other than as set forth in the Company's bylaws. Any such recommendations should be sent to the attention of the Company's Secretary at the Company's main address.

Shareholders Communications with the Board of Directors

     The Company's Board of Directors welcomes all communications from shareholders to the Board of Directors and/or management. The Company suggests that any such communications should be sent to the Secretary at the Company's main office, who will forward the communication to the appropriate director or group of directors. Communications received by management will be discussed with the Chairman of the Board who is then responsible to exercise his discretion whether to present the communication to the full Board. Each Board member who receives communications directly from security holders exercises his or her own discretion upon whether to present the communications to the Board of Directors.

     The Company does not have a formal policy on director attendance at the Company's annual meeting, however all directors are encouraged to attend. All of our directors attended last year's annual meeting.

Certain Relationships and Related Transactions

     The Company caused Wellstone Communities Inc. ("WCI") to be incorporated on November 20, 2002, for the purpose of initially being a wholly-owned subsidiary and then for it to raise capital from the sale of preferred stock and to invest that capital in ways not feasible for us and in owning a bank. In December 2002, January 2003 and October 2003, the Company purchased a total of 136,250 shares of WCI common stock for $1,362,500. WCI used our investment to purchase three loans from us in 2003 for a total of $971,003, which was the principal balance on those loans at the purchase date. WCI decided not to go forward with its plans and on June 30, 2004, it was dissolved. Its assets were distributed to us and its common stock cancelled.

     During 2001, the Company formed Wellstone Financial Group, LLC ("WFG"). At formation the Company issued 500 shares of its Series A Convertible Preferred Stock (valued at $500,000) to WFG in exchange for a 100% ownership interest. WFG assisted non-profit entities to secure financing from banks, bond underwriters, and other sources for retirement, childcare, churches, and church-related facilities. It received consulting fees for completed financings. WFG had no revenues in 2003 or 2004. It was not able to retain the type of specialized employees necessary to develop its operations into a long-term profitable venture. Therefore, it was dissolved on June 30, 2004 and the preferred stock it owned was cancelled.

     On July 1, 2003, the Company entered into a management and administrative services agreement with Cornerstone Capital Advisors, Inc. ("CCA") for it to provide our administrative, management and executive services. The agreement is renewable for one-year terms and may be terminated by either party upon 60 days' written notice. The Company does not have any employees of its own and CCA is subject to the supervision of the Company's board of directors. The Company's two officers, Cecil A. Brooks and John T. Ottinger, are also officers and directors of CCA. The Company paid CCA $342,059 under this agreement in 2003 and $1,865,605 in 2004.

     In June 2004, the Company engaged Cornerstone Direct Public Offerings, LLC ("CDPO") to provide legal and administrative services for the Company's Series F SB-2 Registration Statement filing with the SEC. The service fee was $75,000. Also, in January, 2004, the Company amended our previous service agreement that we signed in 2003 relating to its Series E Form SB-2 Registration Statement and paid an additional $25,000 to CDPO for cost over-runs related to the length of time needed for the registration statement to become effective. Two of the Company's directors, Cecil A. Brooks and John T. Ottinger, served on the Board of Directors of CDPO's majority owner, Cornerstone Group Holdings, Inc.

     In December 2005, our two largest borrowers sold eight senior housing properties to Wellstone Retirement Communities I, LLC ("WRC") which is managed by CCA, which also serves as our manager. Two of our directors, Cecil A. Brooks and John T. Ottinger, are also directors for CCA. As a result of this transaction, we received $63,190,168 in loan and bond holdings principal and we immediately supplied subordinated financing of $37,901,607 at 9.5% interest and a two year maturity to WRC to purchase the property. Approximately $10,151,000 in equity was contributed by unrelated accredited investors with the remaining $64,077,000 needed to purchase the properties supplied by third-party first mortgage financing.

     During  2005,  two  loans  were  made  to   wholly-owned   subsidiaries  of
Cornerstone Group Holdings, Inc ("CGH"). At the time that these loans were originated, two of our directors, Cecil A. Brooks and John T. Ottinger, were also directors of CGH. Subsequent to the loan originations, both of our directors resigned from the board of CGH. These two loans were made on similar terms to that of our loans with independent third parties and were approved by all of our independent directors. As of December 31, 2005, the principal outstanding on these two loans was $1,384,404.

     All material affiliated transactions and loans are made or entered into on terms that we believe are no less favorable to the Company than those that can be obtained from unaffiliated third parties and must be approved by a majority of the Company's independent directors who do not have an interest in the transactions and who were offered access, at the Company's expense, to the Company's lawyer or independent legal counsel. The Company does not make loans to its officers or directors.

Compensation of Executive Officers and Directors

     The following table sets forth the salaries paid or accrued for each of the last three years for Cecil A. Brooks, our President and CEO, and John T. Ottinger, our Vice President and COO. These officers received no compensation from us other than their salaries.

                           SUMMARY COMPENSATION TABLE

           Name and Title                Year              Salary
           --------------                ----              ------

           Cecil A. Brooks               2005              $200,000*
              President and CEO          2004              $200,000*
                                         2003              $200,000


           John T. Ottinger              2005              $150,000*
              Vice President and COO     2004              $150,000*
                                         2003              $150,000

     *Paid by CCA and included in the CCA management fee in accordance with the management and administrative services agreement.

Director Compensation

     Each of our directors receives $250 for each conference call Board and committee meeting they attend and $500 per day for each in-person meeting they attend. We also reimburse our directors for travel expenses to attend meetings. During 2005 we paid our directors aggregate fees of $19,750.

Information Regarding Our Independent Auditor

     On November 2, 2005 the Board of Directors engaged Berman Hopkins Wright & LaHam, CPA's, LLP as the auditors of the financial statements for the year ended December 31, 2005. Our previous independent auditor, Robert N. Clemons CPA, PA was a sole practitioner who died suddenly and unexpectedly on September 23, 2005, which necessitated the change.

     No member of either firm mentioned above has a financial interest in the Company. All of the services described below were approved by our audit committee and the Board of Directors.

     Audit Fees - fees for services rendered in connection with the audit of our annual financial statements, the review of financial statements included in our Form 10-QSB's and for services that are normally provided by the accountant in connection with statutory and regulatory filings were $52,571 and $66,648 for the years ended December 31, 2005 and 2004, respectively.

     Tax Fees - fees for tax services, including preparation of our tax returns and tax-related matters were $3,440 and $3,126 for the years ended December 31, 2005 and 2004, respectively.

     All Other Fees - fees for the preparation and review of the financial sections of our Form SB-2 Registration Statements were $0 and $5,969 for the years ended December 31, 2005 and 2004, respectively.

     Although  it  has  no  formal  policies,   the  Audit  Committee  generally
pre-approves any non-audit services to be performed by the Company's independent auditor, provided that such services are not otherwise prohibited by law.

                                  Other Matters

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the named proxies in the accompanying proxy to vote in accordance with their judgment on such matters.

                               Voting Requirements

     Under law and pursuant to our bylaws, the presence, in person or by proxy, of the holders of more than fifty percent (50%) of the outstanding Common Stock entitled to vote is necessary to constitute a quorum for purposes of shareholder action. For these purposes, shares which are present or represented by proxy at the Annual Meeting will be counted in determining whether a quorum has been constituted, regardless of whether the holder of the shares or the proxy abstains from voting on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority.

     With regard to the proposal to elect three Class I directors, one Class II director, and two Class III directors, votes may be cast for or votes may be withheld from each nominee. Directors will be elected by a plurality of votes cast by the shares voting at the meeting.

     If no directions are specified in any duly signed and dated proxy card received by the Company, the shares represented by that proxy card will be counted as present for quorum purposes and will be voted by the named proxies FOR the election of the director nominees recommended by the Board of Directors, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting.

                              Shareholder Proposals

     Any shareholder proposal intended to be presented at the 2007 Annual Meeting of Shareholders and to be included in the Company's proxy statement and form of proxy relating to such meeting must be received by the Company no later than January 1, 2007. Any such proposal must comply in all respects with the rules and regulations of the SEC.

     For any proposal that is not submitted for inclusion in next year's Proxy Statement, but is instead sought to be presented directly at the Company's 2007 Annual Meeting of Shareholders, management will be able to vote proxies in its discretion if the Company: (i) receives notice of the proposal before the close of business on March 15, 2007, and advises shareholders in the 2007 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (ii) does not receive notice of the proposal prior to the close of business on March 15, 2007. Notices of intention to present proposals at the 2007 Annual Meeting should be addressed to Cornerstone Ministries Investments, Inc., 2450 Atlanta Highway, Suite 904, Cumming, Georgia 30040, Attention:
Corporate Secretary.

                          Annual Report on Form 10-KSB

     A copy of the Company's Annual Report on Form 10-KSB preceded this Proxy Statement. Copies of exhibits to the Form 10-KSB are also available upon specific request and payment of a reasonable charge for reproduction. Such request should be directed to Cornerstone Ministries Investments, Inc., 2450 Atlanta Highway, Suite 904, Cumming, Georgia 30040, Attention: Corporate Secretary. If the person requesting the Form 10-KSB was not a shareholder of record on May 1, 2006, the request must include a representation that such person was the beneficial owner of the Common Stock on that date.

                              Available Information

     The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, is required to file reports, proxy statements and other information with the SEC. Shareholders may inspect and copy such reports, proxy statements and other information at the Company's main office located at 2450 Atlanta Highway, Suite 904, Cumming, Georgia 30040.

                                        By Order of the Board of Directors
                                        President and Chief Executive Officer

Cumming, Georgia
May 1, 2006

           This Proxy is solicited on behalf of the Board of Directors of
                    CORNERSTONE MINISTRIES INVESTMENTS, INC.

     The undersigned shareholder(s) of Cornerstone Ministries Investments, Inc. a Georgia corporation, hereby appoints Cecil A. Brooks and John T. Ottinger, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2006 Annual Meeting of Shareholders of Cornerstone Ministries Investments, Inc., to be held on Saturday, June 3, 2006 at 8:30 a.m. at Cooper Guest Lodge Hotel and Conference Center, 12230 Preston Road, Dallas, Texas 75230, and at any adjournment or postponements thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

(1) To elect three Class I directors to serve three-year terms until the Company's 2009 Annual Meeting of Shareholders and until his successor is elected and qualified:

     [_] FOR all nominees listed below (except as indicated to the contrary below)

     [_]  WITHHOLD authority to vote for all nominees

     Nominees: Ted Fox, Henry Darden and Barbara I. Byrd

     Instruction: To withhold authority to vote for a nominee, write the nominee's name in the following space: ____________________________.

(2) To elect one Class II director to serve a one-year term until the Company's 2007 Annual Meeting of Shareholders and until his successor is elected and qualified:

     [_] FOR all nominees listed below (except as indicated to the contrary below)

     [_]  WITHHOLD authority to vote for all nominees

     Nominees: John M. Nix

     Instruction: To withhold authority to vote for a nominee, write the nominee's name in the following space: ____________________________.

(3) To elect two Class III directors to serve two-year terms until the Company's 2008 Annual Meeting of Shareholders and until his successor is elected and qualified:

     [_] FOR all nominees listed below (except as indicated to the contrary below)

     [_]  WITHHOLD authority to vote for all nominees

     Nominees: Jayme Sickert and Glen R. Trematore

     Instruction: To withhold authority to vote for a nominee, write the nominee's name in the following space: ____________________________.


(4) To vote in accordance with their best judgment with respect to any other matters which may properly come before the meeting or any adjournment or adjournments thereof.

Please date and sign this Proxy exactly as name(s) appears on the mailing label. Unless instructions to the contrary are indicated in the space provided, this Proxy will be voted "FOR" election of the nominees named herein.

NOTE: When signing as an attorney, trustee, executor, administrator or guardian, please give your title as such. If a corporation or partnership, give full name of authorized officer. In the case of joint tenants, each joint owner must sign.

Dated:  ___________________________    X ___________________________________

                                       X ___________________________________

                                       Print Name(s): _________________________

                                       _____________________________________


[_]  I plan to attend the Annual Meeting

[_]  I do not plan to attend the Annual Meeting

     Please fax us your proxy at 678-455-1112 and mail it in the enclosed envelope.